UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Complete	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of Debtor's bank reconciliations)	MOR-1a	x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

MOR

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached sc dules) is true and correct to the best of my knowledge, information, and belief.

2 / 13 / 08

Signature of Joint Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual	Date

Printed Name of Authorized Individual	Date

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

NEW ENGLAND AUDIO CO., INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the Debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNT				CURRENT MONTH	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$5,987,298	$-	$-	$-	$5,987,298	$1,751,382
RECEIPTS

CASH SALES	-	-	-	-	-	29,728,211
ACCOUNTS RECEIVABLE	31,865	-	-	-	31,865	3,162,208
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	8,011,316
OTHER (ATTACH LIST)	-	-	-	-	-	970,620
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-

TOTAL RECEIPTS	31,865	-	-	-	31,865	41,872,355
DISBURSEMENTS
AP CHECK REGISTER	(539,420)	-	-	-	(539,420)	(7,482,005)
WIRES	(412,703)	-	-	-	(412,703)	(19,014,136)
Other	-	-	-	-		(12,060,557)

PROFESSIONAL FEES	(663,788)	-	-	-	(663,788)	(663,788)
U.S. TRUSTEE QUARTERLY FEES	(2,000)	-	-	-	(2,000)	(2,000)
COURT COSTS	-	-	-	-	-	-

TOTAL DISBURSEMENTS	(1,617,911)	-	-	-	(1,617,911)	(39,222,486)

NET CASH FLOW	(1,586,046)	-	-	-	(1,586,046)	2,649,869
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$4,401,251	$-	$-	$-	$4,401,251	$4,401,251
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS						$(1,617,911)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)						-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$(1,617,911)

						FORM MOR-1

Note:
All of the Debtors disbursement accounts are in the name of New England Audio Co, Inc except for the manual payroll account is in the name of Tweeter Home Entertainment Group, Inc. Disbursements for both debtors are summarized herein.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

TWEETER HOME ENTERTAINMENT GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the Debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.  The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNT				CURRENT MONTH	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$ -	$ -	$ -	$ -	$ -	$ 151,056
RECEIPTS

CASH SALES	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	5,125,286

TOTAL RECEIPTS	-	-	-	-	-	5,125,286
DISBURSEMENTS
PAYROLL ISSUED	-	-	-	-	-	(5,276,342)

PROFESSIONAL FEES	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-

TOTAL DISBURSEMENTS		-	-	-	-	(5,276,342)

NET CASH FLOW	-	-	-	-	-	(151,056)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ -	$ -	$ -	$ -	$ -	$ -
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS						$ -
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)						-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$ -

FORM MOR-1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account.
The Debtor's bank reconciliation may be submitted for this page.

	Operating Account	Professional Fee Reserve Account	Deposit Account	Polk Reserve Account	Utility Reserve Account	Total
	4426430962	4426448213	4426438621	4426448242	4426448239
BALANCE FOR BOOKS	$(464,163.50)	$1,236,212.26	$3,329,202.52	$-	$300,000.00	$4,401,251.28

BANK BALANCE	25,960.84	1,236,212.26	3,329,202.52	-	300,000.00	4,891,375.62
(+) DEPOSITS IN TRANSIT (ATTACH LIST)						-
(-) OUTSTANDING CHECKS (ATTACH LIST)	490,124.34					490,124.34
OTHER (ATTACH EXPLANATION)						-
ADJUSTED BANK BALANCE*	$(464,163.50)	$1,236,212.26	$3,329,202.52	$-	$300,000.00	$4,401,251.28
*Adjusted bank balance must equal
balance per books

OUTSTANDING CHECKS as of 8/31/2007

Ch.#	Amount	Ch.#	Amount	Ch.#	Amount	Ch.#	Amount
600004	253.21	600800	57.24	801503	22.40	801574	82.11
600013	107.00	600801	165.53	801515	128,820.00	801575	611.00
600019	172.72	800021	224.99	801516	13,460.00	801576	326.35
600031	25.00	800032	7.58	801522	1,171.83	801577	314.52
600044	4.26	800096	90.14	801528	10,365.50	801578	6,428.09
600092	9.09	800105	50.00	801530	15,716.38	801579	741.02
600103	112.59	800110	7.00	801534	489.79	801580	580.06
600119	96.00	800118	650.00	801535	40.00	801581	46.45
600128	89.18	800188	199.43	801536	25.66	801582	869.60
600147	51.18	800257	94.05	801537	367.94	801583	89.17
600163	39.00	800299	4,993,36	801538	329.56	801585	217.23
600186	73.50	800489	1,822.50	801540	173.10	801586	1,308.29
600204	121.31	800510	310.04	801542	499.53	801587	16.45
600211	110.98	800539	52.49	801543	59.90	801588	1,200.00
600249	300.00	800562	50.00	801545	259.95	801590	7,250.03
600258	10.60	800661	1,161,00	801546	12,319.94	801591	5.65
600262	7.20	800709	118.36	801547	3,751.55	801592	61.32
600266	106.00	800837	1,000.00	801548	109,872.55	801593	19.27
600270	293.20	800842	50.00	801549	415.00	801594	9,850.00
600286	50.00	800847	250.00	801551	135.87	801595	600.00
600290	65.58	800848	7.02	801552	213.37	801596	1,404.47
600304	102.90	800864	326.30	801553	22.50	801598	2,901.07
600343	1,088.46	800892	96.615.00	801554	725.16	801599	21.14
600367	833.24	801093	4,223.83	801555	53.07	801600	21.79
600396	237.44	801160	55.30	801556	2,900.00	801601	81.20
600404	78.77	801171	9,438.00	801557	1,300.00	801602	36.20
600408	1,112.97	801203	4.42	801558	100.00	801603	55.80
600413	469.14	801208	694.57	801559	49.55	801604	60.60
600417	1,169.95	801210	70.00	801560	78.42	801605	511.49
600441	62.99	801262	21.17	801561	9,791.56	801606	244.50
600453	354.17	801353	100.27	801562	153.06	801607	26.50
600456	500.00	801365	5.02	801563	115.32	801608	92.43
600517	104.02	801367	9.03	801564	62.27	801609	15.86
600520	84.67	801373	266.15	801565	200.89	801610	123.22
600581	310.80	801394	4.21	801566	783.62	801611	63.38
600598	255.36	801398	55.51	801567	1,332.31	801612	132.30
600681	80.80	801422	7.89	801568	285.16	801613	50.00
600720	779.98	801475	57.52	801569	380.47	801614	50.00
600749	1,419,67	801483	60.95	801570	270.00	801615	78.25
600775	15.36	801496	107.98	801571	5.11
600791	175.00	801500	2.10	801572	1,600.00	Total	$ 490,124.34

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

PAYEE	PERIOD COVERED	AMOUNT APPROVED (1)	WIRE/CHECK		AMOUNT PAID		YEAR-TO-DATE (2)
			NUMBER	DATE	FEES	EXPENSES	FEES	EXPENSES
Skadden, Arps, Slate Meagher & Flom LLP	June '07	$ 318,944.29	Wire	8/21/07	$ 307,480.40	$ 11,463.89	$ 384,350.50	$ 11,463.89

Peter J. Solomon Company	June '07	55,264.49	Wire	8/23/07	53,333.34	1,931.15	66,666.67	1,931.15

FTI Consulting, Inc.	June '07	289,578.96	Wire	8/24/07	275,482.40	14,096.56	344,353.00	14,096.56

(1) Amount approved is based on 80% of Fees and 100% of Expenses								FORM MOR-1b
(2) Amount approved is based on 100% of Fees and 100% of Expenses

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognized revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	8/1 - 8/31	Cumulative Filing to Date

Revenue	$-	$29,703,635
Cost of Goods Sold	-	20,913,642
Gross Profit	-	8,789,993

Controllable Expenses	-	8,143,441
Non-Controllable Expenses	-	4,014,958
Total Operating Expenses	-	12,158,399
Operating Income	-	(3,368,406)
Other Income / Expense	665,942	1,080,106
Loss on Transaction	-	32,813,636
Earnings before Tax	(665,942)	(37,262,148)
Taxes	-	-
Net Income	$(665,942)	$(37,262,148)

* "Insider" is defined in 11 U.S.C. Section 101(31).
		FORM MOR-2

Note
The Debtors keep consolidated books and records. To provide Statement of Operations by Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

BALANCE SHEET	31-Aug-07

Current assets
Cash and cash equivalents	$4,401,251
Accounts receivable	-
Inventory	-
Deferred tax assets	-
Prepaid expenses and other current assets	2,300,447
Total current assets	6,701,699

Property and equipment	-
Long term investments	-
Intangible assets - net	-
Other assets	-
Goodwill	-
Total Assets	$6,701,699

Liabilities not Subject to Compromise (Postpetition)
Current portion of long-term debt	$-
Total Accounts Payable	2,934,187
Total Postpetition Liabilities	2,934,187

Liabilities Subject to Compromise (Pre-Petition)

Deferred Consideration	-
Accrued Expenses	-
Customer Deposits	-
Pre-petition A/P	32,536,235
Total Pre-Petition Liabilities	32,536,235

Secured Bank Debt	-

Other long-term liabilities
Accrued income taxes	951,185
LT restructuring & discontinued store reserve	-
Rent Related Accruals	-
Total other long-term liabilities	951,185
Total liabilities	36,421,607

Total Stockholder's Equity	(29,719,908)
Total liabilities and stockholder's equity	$6,701,699

FORM MOR-3

Note
The Debtors keep consolidated books and records. To provide Balance Sheet by Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

FEDERAL	Tax Liability	Amount Withheld or Accrued	Amount Paid	Tax Liability

Withholding	-	-	-	-
FICA-Employee	-	-	-	-
FICA-Employer	-	-	-	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other	-	-	-	-
Total Federal Taxes	-	-	-	-
State and Local
Withholding	-	-	-	-
Sales	299,700	-	299,700	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Real Property	-	-	-	-
Personal Property	-	-	-	-
Other	-	-	-	-
Total State and Local	299,700	-	299,700	-
Total Taxes	299,700	-	299,700	-

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

Accounts Payable Aging	0-30	31-60	61-90	Over 90	Total
Total Accounts Payable	$(2,934,187)	$-	$-	$-	$ (2,934,187)

Explain how and when the Debtor intends to pay any post-due postpetition debts.
* "Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Aging	0-30	31-60	61-90	Over 90	Total
Total Accounts Receivable (2)	$-	-	-	-	-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide explanation below. (2)		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage's in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

FORM MOR-5

Notes:

Account Receivable as of 7/13/07 was sold to NewCo resulting in no A/R on 8/31/07.  The only receivables due to Oldco are based off of credit card holdbacks from PNC and Discover Credit Card.  As of August 31, 2007, these receivables had not been received by Oldco and totaled $1,871,675.30.